UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 1, 2019

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 BALBOA AVENUE, SAN DIEGO, CA	92123
(Address of principal executive offices)	(Zip Code)

 (858) 571-2121
 (Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|  |  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on March 1, 2019. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the nine members of the board of directors; (2) Ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending September 29, 2019; and (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation. All directors were elected; and Proposals (2) and (3) were approved.  The final voting results are set forth below.

(1)  The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counted either as a vote cast “for” or “against):

Nominees for Director	Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
	Number	% of Votes Cast
Leonard A. Comma	21,318,318	98.48	328,878	35,251	1,874,892
David L. Goebel	21,624,508	99.89	23,108	34,831	1,874,892
Sharon P. John	21,637,437	99.89	24,111	20,899	1,874,892
Madeleine A. Kleiner	21,638,457	99.88	24,944	19,046	1,874,892
Michael W. Murphy	21,377,177	98.69	283,958	21,312	1,874,892
James M. Myers	21,639,500	99.90	21,835	21,112	1,874,892
David M. Tehle	21,347,477	98.55	313,858	21,112	1,874,892
John T. Wyatt	21,626,932	99.84	34,353	21,162	1,874,892
Vivien M. Yeung	21,635,154	99.88	26,473	20,820	1,874,892

(2)  The appointment of KPMG LLP was ratified by a majority of the votes cast (there were no broker non-votes on this proposal):

Votes Cast For		Votes Cast Against	Abstain
Number	% of Votes Cast
23,202,708	98.49	335,751	18,880

(3)  The compensation of named executive officers was approved, on an advisory basis, by a majority of the votes cast (abstentions are counted as votes “against” the proposal; broker non-votes are not counted as either “for” or “against” the proposal):

Votes Cast For		Votes Cast Against	Abstain	Broker Non-Votes
Number	% of Votes Cast
21,266,058	98.08	380,617	35,772	1,874,892

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

By:	/s/ Lance Tucker
Lance Tucker
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)
(Duly Authorized Signatory)
Date: March 4, 2019